[***] Certain information in this exhibit has been omitted because it is both (i) not material and (ii) is the type of information that the registrant treats as private or confidential.

Exhibit 10.1

S09-398. CKC	Amendment	08/15/2023

AMENDMENT № 2 TO THE

LICENSE AGREEMENT EFFECTIVE THE 10TH DAY OF APRIL 2016 BETWEEN

STANFORD UNIVERSITY AND

EIDOS THERAPEUTICS, INC.

Effective the 15th day of August 2023, THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY (“Stanford”), an institution of higher education having powers under the laws of the State of California, and EIDOS THERAPEUTICS, INC. (“Eidos”), a corporation having a principal place of business at 1800 Owens Street, Suite C-1200, San Francisco, CA 94158, agree as follows:

1.
BACKGROUND

1.1
Stanford and Eidos are parties to a License Agreement effective the 10th day of April 2016 (“Original Agreement”) covering “Novel transthyretin aggregation inhibitors” disclosed in Stanford docket S09-398, from the laboratory of Dr. Isabella Graef.

1.2
The Original Agreement was amended by an Amendment No. 1 effective 25th day of September, 2017 (“Amended Original Agreement”).

1.3
Stanford and Eidos wish to amend the Amended Original Agreement to include additional milestones under Appendix A.

2.
AMENDMENT

2.1
Appendix A (“Milestones”) of the Amended Original Agreement is hereby deleted in its entirety and replaced with Appendix A to this Amendment.

3.
OTHER TERMS

3.1
All other terms of the Amended Original Agreement remain in full force and effect.

3.2
The parties to this document agree that a copy of the original signature (including an electronic copy) may be used for any and all purposes for which the original signature may have been used.

The parties further waive any right to challenge the admissibility or authenticity of this document in a court of law based solely on the absence of an original signature.

The parties execute this Amendment № 2 by their duly authorized officers or representatives.

THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY
Signature:	/s/ Mona Wan
Name:	Mona Wan
Title:	Senior Associate Director, Licensing Life Sciences
Date:	Sep 25, 2023

EIDOS THERAPEUTICS, INC.
Signature:	/s/Christine Siu
Name:	Christine Siu
Title:	OOO
Date:	Sep 25, 2023

Appendix A – Milestones

Since the execution of the Exclusive License Agreement in April 2016, Eidos has achieved the following significant milestones and fulfilled each of the diligence milestones 1-7 set forth below:

1.
Eidos has provided Stanford a preliminary development plan for AG10 for familial amyloid cardiomyopathy and wild-type TTR amyloidosis. The executive summary includes development path and costs, market estimates, and management team members.
2.
Eidos has raised over $1,000,000 of available non-contingent, operating capital to proceed with the exploration and development of Licensed Product: BridgeBio has invested $4M between April 2016 and Jan 2017.
3.
Eidos has commenced scale-up of AG-10 to undertake [***]. Also, Eidos has begun a [***].
4.
Eidos has achieved:

[***]

5.
Eidos has initiated:

[***]

6.
Eidos has completed [***].
7.
Eidos has [***].

Moving forward, Eidos, or a sublicensee, agrees to [***].

The parties will agree on additional milestones in writing [***]. The parties will revisit the milestones in good faith after every Progress Report is submitted pursuant to Section 6.2 in light of the development results to date. If there are changes to the milestones, they will be mutually agreed to in writing.